SECOND AMENDMENT

                                       TO

                                CREDIT AGREEMENT

                  SECOND AMENDMENT dated as of December 28, 1999 (the "AMENDMENT") between CARLYLE INDUSTRIES, INC., a Delaware corporation (the "BORROWER"), and FLEET BANK, N.A., a national banking association (the "BANK") to the Credit Agreement (as hereinafter defined). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                  WHEREAS, the Bank and the Borrower are parties to a Credit Agreement dated as of June 23, 1998, as amended by the First Amendment dated as of December 16, 1998, pursuant to which the Bank has made loans to, and established credit facilities for, the Borrower (as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, the Borrower wishes to amend the Credit Agreement (i) to permit use of loan proceeds to fund the acquisition of certain of the assets of Button Fashion Holland B.V., a Netherlands corporation ("BUTTON FASHION") by BLC Netherlands B.V., a Netherlands corporation ("BLC NETHERLANDS") and a wholly owned Subsidiary of Blumenthal (the "BUTTON FASHION ACQUISITION"), and (ii) to increase the Letter of Credit Commitment and Letter of Credit Facility from $500,000 to $1,500,000, in each case, in the manner and on the terms and conditions set forth below.

                  WHEREAS, the Borrower requests that the Lenders consent to the creation of BLC Netherlands, a Subsidiary of Blumenthal and the proposed purchaser in the Button Fashion Acquisition;

                  WHEREAS, the Borrower has requested that the Bank consent to the amendments and provide the consents as herein provided and, subject to the terms and conditions provided herein, the Bank is willing to agree to such amendments;

                  NOW, THEREFORE, the Bank and the Borrower agree as follows:

                  1.       AMENDMENTS TO CREDIT AGREEMENT.

                           (a) On and after the Amendment Effective Date (as
                  hereinafter defined), the Preliminary Statement in the Credit Agreement is hereby amended by replacing it in its entirety with the following:

                          "The Borrower has requested that the Lender Parties
                  lend to the Borrower up to $14,000,000, subject to reduction as provided in the Credit Agreement, in order (1) to finance

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                  the acquisition of substantially all of the assets of
                  Westwater Enterprises, L.P., (2) to finance the acquisition by Blumenthal of certain of the assets of Streamline Industries, Inc. (the "STREAMLINE ACQUISITION"), (3) to use up to $10,000,000 toward the redemption of $12,500,000 of Preferred Stock of the Borrower, (4) to finance the acquisition by BLC Netherlands of certain of the assets of Button Fashion Holland B.V., a Netherlands corporation (the "BUTTON FASHION ACQUISITION"), (5) to pay transaction fees and expenses in connection with the transactions contemplated hereby and (6) to provide for the short term working capital requirements of the Borrower. The Lender Parties have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement."

                           (b) On and after the Amendment Effective Date, the
                  definitions of Acquisition Documents, Letter of Credit Commitment and Letter of Credit Facility in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and the following new definitions inserted in lieu thereof:

                  "ACQUISITION DOCUMENTS" means all documents executed and delivered in connection with the Acquisition, including without limitation the Asset Purchase Agreement, to be executed on a date not later than July 31, 1998 between the Borrower or Westwater Inc. and Westwater, all documents executed and delivered in connection with the Streamline Acquisition, including, without limitation, the Purchase and Sale Agreement dated as of December 16, 1998 (the "STREAMLINE ACQUISITION DOCUMENTS"), and all documents executed and delivered in connection with the Button Fashion Acquisition, including, without limitation, the Assets and Liabilities Purchase Agreement dated as of December __, 1999 (the "BUTTON FASHION ACQUISITION DOCUMENTS"), each in form and substance satisfactory to the Agent.

                  "LETTER OF CREDIT COMMITMENT" means the commitment of the Issuing Bank in an amount, not to exceed the lesser of (a) available amounts under the Revolving Credit Facility or (b) $1,500,000 at any time outstanding.

                  "LETTER OF CREDIT FACILITY" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time and not to exceed $1,500,000."

                           (c) On and after the Amendment Effective Date, the
                  last sentence of Section 2.01(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                           "The Letter of Credit Advances shall not exceed
                  $1,500,000 in the aggregate at any one time outstanding.

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                           (d) " On and after the Amendment Effective Date,
                  Section 2.15 of the Credit Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

                  "SECTION 2.15. USE OF PROCEEDS. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) solely (i) in an amount not to exceed $3,000,000, to partially fund the Acquisition, including the satisfaction of certain Debt of Westwater; (ii) to fund up to $10,000,000 toward the redemption of $12,500,000 of Preferred Stock of the Borrower, it being understood that as of the Closing Date Borrower will redeem shares of Preferred Stock of the Borrower having an aggregate value of $12,500,000; (iii) to pay transaction fees and expenses in connection with the transactions contemplated hereby; (iv) in an amount not to exceed $2,500,000, to partially fund the Streamline Acquisition; (v) in an amount not to exceed $800,000 to partially fund the Button Fashion Acquisition and (vi) to provide for the short term working capital requirements of the Borrower, Westwater, Inc. (after the occurrence of the Acquisition) and Blumenthal. Issuances of Letters of Credit shall be available (and the Borrower agrees that it shall use such Letters of Credit) solely for the benefit of foreign suppliers of Inventory to the Borrower, Westwater Inc. (after the occurrence of the Acquisition) and Blumenthal."

                  2. CONSENT OF THE BANK. The Bank consents to the establishment and creation of BLC Netherlands upon the terms and conditions set forth in Section 3 hereof and waives the requirements of Section 5.01(m)(A) and, subject to Section 7 hereof, (B) of the Credit Agreement.

                  3. CONDITIONS PRECEDENT TO EXECUTION OF AMENDMENT. The obligation of the Bank to execute and deliver this Amendment and to make any Loan after the Amendment Effective Date under the Credit Agreement as amended hereby is subject to the condition that on or before the Amendment Effective Date the Bank shall have received each of the following documents and instruments in form and substance satisfactory to the Bank and dated as of the Amendment Effective Date or other evidence of compliance with the following conditions satisfactory to the Bank:

                           (a) the Amendment executed and delivered by an
                  authorized officer of the Borrower;

                           (b) a Pledge Agreement, in form and substance
                  reasonably satisfactory to the Agent, duly executed and delivered by an authorized officer of Blumenthal (a "PLEDGE AGREEMENT"), in respect of sixty-five percent (65%) of the stock of BLC Netherlands held by Blumenthal.

                           (c) the representations and warranties contained in
                  each Loan Document are correct on and as of the Amendment Effective Date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds

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                  therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing, in which case as of such specific date;

                           (d) no event shall have occurred and be continuing,
                  or would result from such Borrowing or issuance or from the application of the proceeds therefrom, that constitutes a Default;

                           (e) the Lenders shall be satisfied that the assets
                  and earnings of the Borrower immediately following the Button Fashion Acquisition contemplated hereby will be sufficient to support the Obligations of the Borrower under the Credit Agreement, the Notes, the other Loan Documents and the Acquisition Documents and the timely amortization of all Indebtedness and other Obligations of the Borrower;

                           (f) intentionally omitted;

                           (g) the Agent shall have received on or before the
                  date of the Borrowing, each of even date therewith (unless otherwise specified), in form and substance satisfactory to the Lenders (unless otherwise specified) and in sufficient copies for each Lender and Agent and Lender's counsel and in the case of (i) through (v) below to the extent reasonably necessary to evidence the Borrowing to fund the Button Fashion
                  Acquisition:

                                 (i) Amended schedules to the Credit Agreement
                           and Collateral Documents;

                                 (ii) Certified copies of the resolutions of the
                           Board of Directors of the Borrower and Blumenthal approving the Button Fashion Acquisition, all other transactions contemplated thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Button Fashion Acquisition and the Button Fashion Acquisition Documents;

                                 (iii) Copies of drafts of the Button Fashion
                           Acquisition Documents, provided that Borrower and Blumenthal agree to deliver to the Bank counterparts duly and validly executed by each party thereto of the Button Fashion Acquisition Documents (without any material changes to the terms thereof) prior to funding the Button Fashion Acquisition and provided, further that the Button Fashion Acquisition shall occur by no later than January 7, 2000,

                                 (iv) Such financial, business and other
                           information regarding the Button Fashion Acquisition as the Lenders shall have reasonably requested;

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                                 (v) A certificate, in substantially the form of
                           Exhibit I to the Credit Agreement, attesting to the Solvency of the Borrower and its Subsidiaries, taken as a whole, immediately after giving effect to the Button Fashion Acquisition from its president or vice president and chief financial officer;

                           (h) An opinion of counsel to the Borrower in form and
                  substance satisfactory to the Agent as to such matters as the Agent or its counsel may reasonably request; and

                           (i) An opinion of Netherlands counsel to the
                  Borrower, Blumenthal and BLC Netherlands in form and substance satisfactory to the Agent as to such matters as the Agent or its counsel may reasonably request.

                  4. FEES. The Borrower agrees to pay on or before the date hereof, all costs and expenses incurred by the Bank (including, without limitation, the fees and disbursements of counsel for the Bank) in connection with the preparation and execution of this Amendment.

                  5.       REPRESENTATIONS AND WARRANTIES.

                  In order to induce the Bank to enter into this Amendment, the Borrower represents and warrants to the Bank as follows:

                                 (i) that no Default exists under the Credit
                           Agreement on the date hereof, both before and after giving effect to this Amendment;

                                 (ii) repeats and reaffirms, on and as of the
                           Amendment Effective Date, each of the
                           representations, warranties and agreements contained in Article IV of the Credit Agreement after giving effect to this Amendment;

                                 (iii) the execution, delivery and performance
                           by the Borrower of the Amendment and by Blumenthal of the Pledge Agreement and the taking by each such entity of all actions contemplated thereby are within such entity's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (x) such entity's charter or by-laws or similar organizational documents, or (y) any law or any contractual restriction binding on or affecting such entity;

                                 (iv) no authorization, approval or other
                           action by, and no notice to or filing with, any governmental authority or regulatory body is required (other than those which have been given or made) for the due execution, delivery and performance by the Borrower of this Amendment or the Pledge Agreement or for the taking by it of any action contemplated hereby or thereby to be taken by it;

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                                 (v) the Amendment constitutes the legal, valid
                           and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms; and

                                 (vi) the Pledge Agreement constitutes the valid
                           and binding obligation of Blumenthal, enforceable against Blumenthal in accordance with its terms.

                  6.       AFFIRMATIVE COVENANT


                           (a) By no later than January 21, 2000, the Company
                  shall cause Blumenthal to file or cause to be filed an amendment to the articles of association of BLC Netherlands, which amendment shall be in form and substance satisfactory to the Agent and shall be sufficient, in the opinion of Netherlands counsel to the Company, to give effect to provisions of the Pledge Agreement that provide for the assignment of voting rights to the Agent and related matters.

                           (b) Blumenthal shall within thirty Business Days
                  after the Amendment Effective Date deliver to the Collateral Agent in form and substance reasonably satisfactory to the Agent evidence of the perfection of the Lien granted in the Pledge Agreement.

                  7.       FURTHER ASSURANCES

                  Blumenthal and/or BLC Netherlands shall, upon the request of the Agent, promptly (and in any event within five Business Days after such request) deliver to the Collateral Agent in form and substance reasonably satisfactory to the Agent a security agreement duly executed by Blumenthal and/or BLC Netherlands (an "SECURITY AGREEMENT") and notarial deed or other evidence of perfection duly executed by Blumenthal and/or BLC Netherlands and filed or recorded in compliance with Netherlands law (a "PERFECTION INSTRUMENT"), in respect of the assets of BLC Netherlands and creating and perfecting a Lien on and in respect of such assets, together with such opinions of Netherlands and New York counsel with respect to such Security Agreement and Perfection Instrument as the Agent may reasonably request, provided that such pledge of assets will not result in adverse U.S. tax consequences to the Borrower or Blumenthal.

                  8.       MISCELLANEOUS.

                           (a) This Amendment shall become effective on the date
                  (the "AMENDMENT EFFECTIVE DATE") when the Borrower and the Bank shall have signed a copy of this Amendment (whether the same or different counterpart) and the Borrower shall have delivered the same to the Bank (including by way of facsimile device) and complied with the conditions set forth in Section 3 hereof, unless such conditions are waived by the Bank.

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                           (b) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
                  THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (i) The

                           (c) Borrower hereby irrevocably and unconditionally:

                                 (i) submits for itself and its property in any
                           legal action or proceeding relating to this Amendment, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                                 (ii) consents that any such action or
                           proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                                 (iii) agrees that service of process in any
                           such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in
                           Section 8.02 of the Credit Agreement or at such other address of which the Bank has been notified pursuant thereto;

                                 (iv) agrees that nothing herein shall affect
                           the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                                 (v) waives trial by jury in any legal action or
                           proceeding referred to in paragraphs (i) through (iv) of this Section 8(c).

                           (d) This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                           (e) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Except as otherwise provided herein, all terms and conditions of the Credit Agreement and every other Loan Document, respectively, and all obligations of the Borrower and rights of the Bank thereunder shall remain in full force and effect.

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                           (f)   This Amendment amends the terms of the Credit
                  Agreement and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Credit Agreement for any and all purposes. Any reference to the Credit Agreement, following the execution and delivery of this Amendment, shall be deemed a reference to such Credit Agreement as hereby amended.


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                  IN WITNESS WHEREOF the parties hereto have executed this
Amendment as of the date first above written.

                                      CARLYLE INDUSTRIES, INC.


                                      BY: \s\ EDWARD F. COOKE
                                          ------------------------------------
                                      Name:   Edward F. Cooke
                                      Title:  Vice President


                                      FLEET BANK, N.A., as Agent, Issuing Bank
                                            and Lender


                                      BY: \s\ BETH GOODMAN
                                          ------------------------------------
                                      Name:   Beth Goodman
                                      Title:  Vice President


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